LETTER TO THE SHAREHOLDERS OF THE J.P. MORGANU.S. EQUITY FUND

January 4, 2000

Dear Shareholder:

The six months ended November 30, 1999 was an extremely volatile time for the world's equity markets. For the period, the J.P. Morgan U.S. Equity Fund posted a 1.59% return, lagging the 7.48% return of the Lipper Growth & Income Fund Average, as well as the 7.36% return of the S&P 500 Index.

The fund's net asset value increased from $25.09 per share on May 31, 1999, to $25.44 per share on November 30, 1999. The fund made distributions during the year of approximately $0.05 per share from ordinary income. There were no distributions from short- or long-term capital gains. In addition, the fund's net assets were approximately $434.4 million on November 30, 1999. The net assets of the master portfolio, in which the fund invests, totaled approximately $712.0 million on November 30, 1999.

This report includes an interview with Henry D.Cavanna, the portfolio manager primarily responsible for the master portfolio. In this interview, Hank discusses events in the equity markets, portfolio performance, and his outlook for the coming months.

As chairman and president of Asset Management Services, we appreciate your investment in the fund. If you have any comments or questions, please call your Morgan representative or J.P. Morgan Funds Services at (800) 521-5411.

Sincerely yours,

/s/ Ramon de Oliveira                   /s/ Keith M. Schappert

Ramon de Oliveira                       Keith M. Schappert
Chairman of Asset Management Services   President of Asset Management Services
J.P. Morgan & Co. Incorporated          J.P. Morgan & Co. Incorporated

-----------------------------------------------------------------------------
TABLE OF CONTENTS
LETTER TO THE SHAREHOLDERS..........1       FUND FACTS AND HIGHLIGHTS.....6
FUND PERFORMANCE....................2       FINANCIAL STATEMENTS..........8
PORTFOLIO MANAGER Q&A...............3
------------------------------------------------------------------------------

FUND PERFORMANCE

EXAMINING PERFORMANCE
One way to look at performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five, or ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.


PERFORMANCE                                       TOTAL RETURNS            AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------------------------------------      ---------------------------------------
                                                  THREE      SIX           ONE         THREE      FIVE      TEN
AS OF NOVEMBER 30, 1999                           MONTHS     MONTHS        YEAR        YEARS      YEARS     YEARS
---------------------------------------------------------------------      ---------------------------------------
J.P. Morgan U.S. Equity Fund                       2.46%      1.59%        15.45%      20.06%     23.32%    16.74%
S&P 500 Index*                                     5.52%      7.36%        20.89%      24.32%     27.47%    17.81%
Lipper Growth & Income Fund Average                6.20%      7.48%        20.88%      18.63%     21.57%    14.81%

AS OF SEPTEMBER 30, 1999
---------------------------------------------------------------------      ---------------------------------------
J.P.Morgan U.S. Equity Fund                      -10.12%     -0.26%        25.03%     21.25%     20.74%    16.17%
S&P 500 Index*                                    -6.25%      0.36%        27.80%     25.09%     25.03%    16.82%
Lipper Growth & Income Fund Average               -6.36%      1.53%        25.52%     17.85%     19.07%    13.76%

* THE S&P 500 INDEX IS AN UNMANAGED INDEX OF 500 U.S. STOCKS WIDELY USED TO MEASURE OVERALL STOCK MARKET PERFORMANCE.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. FUND RETURNS ARE NET OF FEES AND ASSUME THE REINVESTMENT OF DISTRIBUTIONS. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA.

PORTFOLIO MANAGER Q&A

[PHOTO]

The following is an interview with HENRY D. CAVANNA, managing director and member of the portfolio management team for the master portfolio, in which the fund invests. Henry joined Morgan in 1971. He is a senior U.S. equity portfolio manager in the U.S. Equity and Balanced Accounts Group. Prior to joining Morgan, Henry was with Harris Upham & Co. He received his B.A. from Boston College and his LLB from the University of Pennsylvania. This interview took place on December 10, 1999, and reflects Henry's views on that date.

WHAT WERE THE KEY TRENDS IN THE U.S EQUITY MARKET OVER THE PAST SIX MONTHS?

HDC: On the macro level, we saw four main trends affecting the equity market over the past six months. First, the U.S. economy continued to be strong, although there have been some recent signs of moderation, including a slowing in housing starts and retail chain stores sales. Overall, however, the economy continues to chug along. Second, we are in a rising interest rate environment. With three quarter-point rate hikes in June, August, and November, the Federal Reserve took back all the easing it had added last year in the face of the global economic crisis. Third, and directly related to Fed activity, is the fact that inflation continues to be benign. The Fed has remained ever alert for the specter of inflation to rear its head, and for the most part it has not. Wage pressures have remained dormant; it is in industrial commodity prices that pressure has been building. This has been concentrated in oil prices, which have more than doubled this year and we expect they still have room to go up, particularly with Iraq's latest cessation of production. Fourth, global growth on the whole has been showing signs of improvement. The recent data coming out of Europe, Japan, and the emerging markets indicates that growth finally is taking hold.

For the U.S. equity markets, this six-month period was a highly volatile one. After establishing new highs during the summer, the markets corrected in the first part of the third quarter, only to recover to new highs in October and November on positive inflation data and earnings announcements. We expect this trend of recovery to continue at least through year-end, as inflation fears and Y2K fears have been largely allayed. The Fed adoption of a neutral bias alongside the November hike was a very important move psychologically for the markets. The S&P was up 14.3% year-to-date, and 7.4% over the six months ended November 30. Positive earnings announcements and forecasts for future strong earnings propelled this market forward. On the flip side, however, any company that missed consensus expectations, even by a penny or two, was punished by the market.

Within the S&P 500, 10 of the 16 industrial sectors were in negative territory for the six-month period, some significantly. Reflective of the over-rewarding of good earnings and knockdown of underperformers, the performance among different sectors was at extremes. For example, utilities were down 14.2%, consumer cyclicals were down 16.5%, and transportation (largely due to the increase in oil prices) was down 17.7%.

However, technology -- which currently accounts for over 25% of the market, compared to the 10% it comprised a few years ago -- was up 34.5% and telecommunications was up over 8%. The leadership of the market narrowed even further, driven by the continued dramatic performance of tech stocks. This has been fueled by optimism about spending by both consumers and businesses on technology and telecom products and services, much of which is driven by the increased importance of the Internet and e-commerce applications. Strong Internet sales are expected over the holidays and businesses, having addressed Y2K issues, are starting to pour money into e-commerce; the "realization" is that a company can't survive unless its on the web.

HOW DID THE PORTFOLIO PERFORM IN THIS ENVIRONMENT?

HDC: Although the portfolio was in positive territory for the six-month period, it significantly underperformed the S&P 500. The spread between sectors manifested itself even further between growth versus value. For the year-to-date through November, the S&P 500/BARRA Growth Index was up 19.41%, whereas the S&P 500/BARRA Value Index was up just 8.64%. This disparity is even more striking in the small-cap arena where, for the same year-to-date period, the Russell 2000 Growth returned 21.65% versus the NEGATIVE 4.42% return of the Russell 2000 Value.

What we're seeing is the rise in importance of the "new" economy and the waning of the old. Our performance was hurt because the market wholeheartedly embraced the new market (which can be seen in the expensive pricing of Internet company IPOs and the ensuing exorbitant run-ups upon initiation of trading). Positive market sentiment engendered gaps between the two. Our strategy has been to take a balanced approach to sectors in the new and old economies, particularly because relative P/E multiples of the new economy are 40X earnings whereas the rest of the market averages multiples in the low 20X. Our valuation discipline is driven off our research analysts models which led us to own stocks that were more reasonably priced for the longer term and to reduce holdings in richly priced stocks. This hindered performance.

WHICH HOLDINGS ADDED TO PERFORMANCE?

HDC: Among the positions that added the most to performance were Columbia Gas, Sun Microsystems, and Circuit City. Columbia, which owns and sells natural gas in the Ohio Valley, was up 18% for the six months following a hostile takeover offer in June from NiSource, an electric utility in the Midwest. In October, it sweetened its offer from $68 to $74 per share. Columbia continues to seek a white knight and its shares have continued to rise.

Sun Microsystems continues to be a top performer for us. The leading vendor of UNIX-based systems transformed itself from technical workstations to enterprise servers with a focus on mission critical applications. Sun was up 121% over the period as sales of its servers continued to benefit from growth in the Internet. We actually reduced our position in Sun because of its sky-high valuation (110X earnings for 1999, and 85X projected for 2000), even though the company still has very strong fundamentals.

Circuit City also was a top performer during the past reporting period. During this period, the dominant retailer of consumer electronics was up 46% on the strength in consumer spending which was fueled by demand for digital products (DVDs, cameras, etc.) and PCs. We also took some profits on Circuit City.

WHICH ONES DETRACTED FROM PERFORMANCE?

HDC: Waste Management was the thorn in everybody's side. The company's shares were down 69% over the six months, which alone cost us 2% of performance. During the summer, it restated first and second-quarter earnings and fired both the CFO and CEO. We reduced our holding by more than half because we believe it will take much longer to "right the ship" than the company expects.

Starwood Hotels & Resorts Worldwide continued to disappoint us. The owner of the Sheraton and Westin chains was down 61% for the period. The market, captivated by technology, just did not show any interest in the company. Furthermore, Starwood's management is somewhat controversial. We've sold the entire position on reduced expectations for the hotel sector as a whole in the coming year.

Washington Mutual, the largest thrift bank in the U.S., was down 22% between June and November. The drop was not the result of company-specific fundamentals, rather it was due the rising rate environment. Financial services companies in general are negatively impacted when interest rates rise. This impact can be even more dramatic for those with large mortgage lending businesses, such as Washington Mutual. We reduced our position a bit, but it remains a core holding.

WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?

HDC: While we still expect interest rates to rise, the long-term fundamentals for the market are still in place. The U.S. economy remains strong, though it should moderate somewhat further in 2000. The outlook for corporate profits is still quite good, particularly in light of the overall improvement in global growth: one-third of the earnings of companies in the S&P come from outside the United States. There is still the concern that the economy is too strong and the still-tight labor market will provoke inflation and cause interest rates to go up further. We believe the Fed will raise rates more than once in the first half of 2000. As it has been saying for some time now, the Fed believes that this rate of growth is unsustainable. We remain somewhat cautious as the overall level of the equity market also remains high. The leadership has become too narrow, focused on too few companies. Moreover, the extremely high valuations of tech companies do not allow for anything less than perfection. We expect the volatility of the past year to continue into 2000 and we will maintain our balanced approach to investing in the sectors of the old and new economies.

FUND FACTS

INVESTMENT OBJECTIVE
J.P. Morgan U.S. Equity Fund seeks to provide a high total return from a portfolio of selected equity securities. It is designed for investors who want an actively managed portfolio of selected equity securities that seeks to outperform the S&P 500 Index.

------------------------------------------------------------------------------
COMMENCEMENT OF INVESTMENT OPERATIONS
6/27/85

------------------------------------------------------------------------------
FUND NET ASSETS AS OF 11/30/99
$434,370,961

------------------------------------------------------------------------------
PORTFOLIO NET ASSETS AS OF 11/30/99
$712,012,759

------------------------------------------------------------------------------
DIVIDEND PAYABLE DATE
12/20/99

------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
12/20/99

EXPENSE RATIO
The fund's current annualized expense ratio of 0.78% covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder services. The fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, or safekeeping fund shares, or for wiring redemption proceeds from the fund.

FUND HIGHLIGHTS
ALL DATA AS OF NOVEMBER 30, 1999

PORTFOLIO ALLOCATION
(AS A PERCENTAGE OF TOTAL INVESTMENTS)

[CHART]

   TECHNOLOGY                            21.1%
   CONSUMER GOODS & SERVICES             17.6%
   FINANCE                               14.1%
   UTILITIES                             11.9%
   HEALTHCARE                            10.1%
   INDUSTRIAL PRODUCTS & SERVICES         8.0%
   ENERGY                                 6.3%
   BASIC INDUSTRIES                       4.7%
   TRANSPORTATION                         2.2%
   SHORT-TERM & OTHER INVESTMENTS         4.0%




LARGEST EQUITY HOLDINGS             % OF TOTAL INVESTMENTS
------------------------------------------------------------------------------
MICROSOFT CORP. (TECHNOLOGY)                  4.2%
TYCO INTERNATIONAL LTD.
   (INDUSTRIAL PRODUCTS & SERVICES)           3.0%
MOBIL CORP. (ENERGY)                          2.8%
FIRST UNION CORP. (FINANCE)                   2.4%
GENERAL ELECTRIC CO.
   (INDUSTRIAL PRODUCTS & SERVICES)           2.3%
CISCO SYSTEMS, INC. (TECHNOLOGY)              2.2%
AT&T CORP. (UTILITIES)                        2.2%
COLUMBIA ENERGY GROUP (UTILITIES)             2.2%
MONSANTO CO. (HEALTHCARE)                     2.1%
INTEL CORP. (TECHNOLOGY)                      2.0%

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. J.P. MORGAN INVESTMENT MANAGEMENT INC. SERVES AS INVESTMENT ADVISOR. SHARES OF THE FUND ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED BY ANY BANK, GOVERNMENT ENTITY, OR THE FDIC. RETURN AND SHARE PRICE WILL FLUCTUATE AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Opinions expressed herein are based on current market conditions and are subject to change without notice. The fund invests in a master portfolio (another fund with the same objective).

CALL J.P. MORGAN FUNDS SERVICES AT (800) 521-5411 FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ABOUT THE FUND INCLUDING MANAGEMENT FEES AND OTHER EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

J.P. MORGAN U.S. EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
NOVEMBER 30, 1999
--------------------------------------------------------------------------------

ASSETS
Investment in The U.S. Equity Portfolio
  ("Portfolio"), at value                          $435,008,590
Receivable for Shares of Beneficial Interest Sold       200,584
Prepaid Trustees' Fees                                    4,821
Prepaid Expenses and Other Assets                         2,042
                                                   ------------
    Total Assets                                    435,216,037
                                                   ------------
LIABILITIES
Payable for Shares of Beneficial Interest
  Redeemed                                              689,190
Shareholder Servicing Fee Payable                        89,909
Administrative Services Fee Payable                       8,973
Administration Fee Payable                                  452
Fund Services Fee Payable                                   244
Accrued Expenses                                         56,308
                                                   ------------
    Total Liabilities                                   845,076
                                                   ------------
NET ASSETS
Applicable to 17,073,887 Shares of Beneficial
  Interest Outstanding
  (par value $0.001, unlimited shares authorized)  $434,370,961
                                                   ============
Net Asset Value, Offering and Redemption Price
  Per Share                                              $25.44
                                                          -----
                                                          -----
ANALYSIS OF NET ASSETS
Paid-in Capital                                    $301,743,995
Accumulated Net Investment Income                     1,053,193
Accumulated Net Realized Gain on Investment          57,201,379
Net Unrealized Appreciation of Investment            74,372,394
                                                   ------------
    Net Assets                                     $434,370,961
                                                   ============

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN U.S. EQUITY FUND
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED NOVEMBER 30, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME ALLOCATED FROM PORTFOLIO
Allocated Dividend Income (Net of Foreign
  Withholding Tax of $10,061)                                $ 2,939,756
Allocated Interest Income                                        260,640
Allocated Portfolio Expenses                                  (1,012,865)
                                                             -----------
    Net Investment Income Allocated from
      Portfolio                                                2,187,531
FUND EXPENSES
Shareholder Servicing Fee                          $550,518
Administrative Services Fee                          55,807
Transfer Agent Fees                                  43,089
Registration Fees                                    10,537
Professional Fees                                     7,066
Printing Expenses                                     6,431
Fund Services Fee                                     3,913
Administration Fee                                    3,098
Line of Credit Expense                                2,362
Trustees' Fees and Expenses                           1,753
Insurance Expense                                       715
Miscellaneous                                        13,611
                                                   --------
    Total Fund Expenses                                          698,900
                                                             -----------
NET INVESTMENT INCOME                                          1,488,631
NET REALIZED GAIN ON INVESTMENT ALLOCATED FROM
  PORTFOLIO                                                   10,067,601
NET CHANGE IN UNREALIZED DEPRECIATION OF
  INVESTMENT ALLOCATED FROM PORTFOLIO                         (4,310,219)
                                                             -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                 $ 7,246,013
                                                             ===========

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN U.S. EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                      FOR THE SIX
                                                     MONTHS ENDED     FOR THE FISCAL
                                                   NOVEMBER 30, 1999    YEAR ENDED
                                                      (UNAUDITED)      MAY 31, 1999
                                                   -----------------  --------------
DECREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $      1,488,631   $   2,935,400
Net Realized Gain on Investment Allocated from
  Portfolio                                              10,067,601      67,273,559
Net Change in Unrealized Depreciation of
  Investment Allocated from Portfolio                    (4,310,219)     (3,547,045)
                                                   ----------------   -------------
    Net Increase in Net Assets Resulting from
      Operations                                          7,246,013      66,661,914
                                                   ----------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                      (873,246)     (3,075,198)
Net Realized Gain                                                --     (69,795,494)
                                                   ----------------   -------------
    Total Distributions to Shareholders                    (873,246)    (72,870,692)
                                                   ----------------   -------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold         31,099,067      78,806,635
Reinvestment of Dividends and Distributions                 787,818      66,771,512
Cost of Shares of Beneficial Interest Redeemed          (44,854,137)   (146,547,755)
                                                   ----------------   -------------
    Net Decrease from Transactions in Shares of
      Beneficial Interest                               (12,967,252)       (969,608)
                                                   ----------------   -------------
    Total Decrease in Net Assets                         (6,594,485)     (7,178,386)
NET ASSETS
Beginning of Period                                     440,965,446     448,143,832
                                                   ----------------   -------------
End of Period (including undistributed net
  investment income of $1,053,193 and $437,808,
  respectively)                                    $    434,370,961   $ 440,965,446
                                                   ================   =============

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN U.S. EQUITY FUND
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period is as follows:

                                                      FOR THE SIX
                                                     MONTHS ENDED            FOR THE FISCAL YEAR ENDED MAY 31,
                                                   NOVEMBER 30, 1999  ------------------------------------------------
                                                      (UNAUDITED)       1999      1998      1997      1996      1995
                                                   -----------------  --------  --------  --------  --------  --------
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD          $  25.09      $  25.66  $  24.63  $  22.15  $  19.42  $  19.38
                                                        --------      --------  --------  --------  --------  --------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                       0.09          0.18      0.18      0.25      0.38      0.32
Net Realized and Unrealized Gain on Investments             0.31          3.91      5.92      4.72      4.23      2.17
                                                        --------      --------  --------  --------  --------  --------
Total from Investment Operations                            0.40          4.09      6.10      4.97      4.61      2.49
                                                        --------      --------  --------  --------  --------  --------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                      (0.05)        (0.19)    (0.23)    (0.36)    (0.29)    (0.28)
Net Realized Gain                                             --         (4.47)    (4.84)    (2.13)    (1.59)    (2.17)
                                                        --------      --------  --------  --------  --------  --------
Total Distributions to Shareholders                        (0.05)        (4.66)    (5.07)    (2.49)    (1.88)    (2.45)
                                                        --------      --------  --------  --------  --------  --------

NET ASSET VALUE PER SHARE, END OF PERIOD                $  25.44      $  25.09  $  25.66  $  24.63  $  22.15  $  19.42
                                                        ========      ========  ========  ========  ========  ========

RATIOS AND SUPPLEMENTAL DATA
Total Return                                                1.59%(a)     18.39%    28.35%    25.00%    25.18%    15.11%
Net Assets, End of Period (in thousands)                $434,371      $440,965  $448,144  $362,603  $330,014  $259,338
  Net Expenses                                              0.78%(b)      0.79%     0.78%     0.80%     0.81%     0.90%
  Net Investment Income                                     0.68%(b)      0.70%     0.71%     1.13%     1.87%     1.74%
  Expenses without Reimbursement                            0.78%(b)      0.79%     0.78%     0.80%     0.81%     0.91%

------------------------
(a) Not annualized.

(b) Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN U.S. EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOVEMBER 30, 1999
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

J.P. Morgan U.S. Equity Fund (the "fund") is a separate series of the J.P. Morgan Funds, a Massachusetts business trust (the "trust"). The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund, prior to its tax-free reorganization on July 18, 1993, to a series of the trust, operated as a stand-alone mutual fund.

The fund invests all of its investable assets in The U.S. Equity Portfolio (the "portfolio"), a diversified open-end management investment company having the same investment objective as the fund. The value of such investment included in the Statement of Assets and Liabilities reflects the fund's proportionate interest in the net assets of the portfolio (61% at November 30, 1999). The performance of the fund is directly affected by the performance of the portfolio. The financial statements of the portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the fund's financial statements.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the fund:

   a) Valuation of securities by the portfolio is discussed in Note 1a of the portfolio's Notes to Financial Statements which are included elsewhere in this report.

   b) The fund records its share of net investment income, realized and unrealized gain and loss and adjusts its investment in the portfolio each day. All the net investment income and realized and unrealized gain and loss of the portfolio is allocated pro rata among the fund and other investors in the portfolio at the time of such determination.

   c) Distributions to shareholders of net investment income are declared as dividends and paid quarterly. Distributions to shareholders of net realized capital gain, if any, are declared and paid annually.

   d) Expenses incurred by the trust with respect to any two or more funds in the trust are allocated in proportion to the net assets of each fund in the trust, except where allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

   e) The fund is treated as a separate entity for federal income tax purposes and intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary.

2. TRANSACTIONS WITH AFFILIATES

   a) The trust, on behalf of the fund, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as co-administrator and distributor for the fund. Under a Co-Administration Agreement between FDI and the trust on behalf of the fund, FDI provides administrative services necessary for the operations of the fund, furnishes office space and facilities required for conducting the

J.P. MORGAN U.S. EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
NOVEMBER 30, 1999
--------------------------------------------------------------------------------
      business of the fund and pays the compensation of the fund's officers affiliated with FDI. The fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the fund is based on the ratio of the fund's net assets to the aggregate net assets of the trust and certain other investment companies subject to similar agreements with FDI. For the six months ended November 30, 1999, the fee for these services amounted to $3,098.

   b) The trust, on behalf of the fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan Guaranty Trust Company of New York ("Morgan") under which Morgan is responsible for certain aspects of the administration and operation of the fund. Under the Services Agreement, the fund has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the portfolio and the other portfolios in which the trust and the J.P. Morgan Institutional Funds invest (the "master portfolios") and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% on the first
      $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the fund is determined by the proportionate share that its net assets bear to the net assets of the trust, the master portfolios, other investors in the master portfolios for which Morgan provides similar services, and J.P. Morgan Series Trust. For the six months ended November 30, 1999, the fee for these services amounted to $55,807.

   c) The trust, on behalf of the fund, has a Shareholder Servicing Agreement with Morgan to provide account administration and personal account maintenance service to fund shareholders. The agreement provides for the fund to pay Morgan a fee for these services which is computed daily and paid monthly at an annual rate of 0.25 % of the average daily net assets of the fund. For the six months ended November 30, 1999, the fee for these services amounted to $550,518.

      Morgan, Charles Schwab & Co. ("Schwab") and the trust are parties to separate services and operating agreements (the "Schwab Agreements") whereby Schwab makes fund shares available to customers of investment advisors and other financial intermediaries who are Schwab's clients. The fund is not responsible for payments to Schwab under the Schwab Agreements; however, in the event the services agreement with Schwab is terminated for reasons other than a breach by Schwab and the relationship between the trust and Morgan is terminated, the fund would be responsible for the ongoing payments to Schwab with respect to pre-termination shares.

   d) The trust, on behalf of the fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the trust's affairs. The trustees of the trust represent all the existing shareholders of Group. The fund's allocated portion of Group's costs in performing its services amounted to $3,913 for the six months ended November 30, 1999.

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the trust, the J.P. Morgan Institutional Funds, the master portfolios and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represent the fund's allocated portion of the total fees and

J.P. MORGAN U.S. EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
NOVEMBER 30, 1999
--------------------------------------------------------------------------------
      expenses. The trust's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $800.

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more series. Transactions in shares of beneficial interest of the fund were as follows:

                                                      FOR THE SIX
                                                     MONTHS ENDED     FOR THE FISCAL
                                                   NOVEMBER 30, 1999    YEAR ENDED
                                                      (UNAUDITED)      MAY 31, 1999
                                                   -----------------  --------------
Shares sold......................................         1,239,597       3,225,938
Reinvestment of dividends and distributions......            30,931       3,009,630
Shares redeemed..................................        (1,772,976)     (6,126,724)
                                                   ----------------   -------------
Net Increase (Decrease)..........................          (502,448)        108,844
                                                   ================   =============

4. CREDIT AGREEMENT

The trust, on behalf of the fund, together with other affiliated investment companies (the "funds"), entered into a revolving line of credit agreement (the "Agreement") on May 27, 1998, with unaffiliated lenders. The maximum borrowing under the Agreement was $150,000,000. The Agreement expired on May 26, 1999, however, the fund as party to the Agreement has extended the Agreement and continues its participation therein until May 23, 2000. The maximum borrowing under the new Agreement is $150,000,000. The purpose of the Agreement is to provide another alternative for settling large fund shareholder redemptions. Interest on any such borrowings outstanding will approximate market rates. Prior to May 26, 1999 the funds paid a commitment fee at an annual rate of 0.065% on the unused portion of the committed amount; under the current Agreement, the commitment fee has increased to an annual rate of 0.085% on the unused portion of the committed amount. The commitment fee is allocated to the funds in accordance with procedures established by their respective trustees or directors. There were no outstanding borrowings pursuant to the Agreement at November 30, 1999.

The U.S. Equity Portfolio

Semi-Annual Report November 30, 1999

(unaudited)

(The following pages should be read in conjunction with J.P. Morgan U.S. Equity Fund
Semi-Annual Financial Statements)

THE U.S. EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED)
NOVEMBER 30, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                     SHARES           VALUE
-------------------------------------------------  ---------------  -------------
COMMON STOCKS (96.0%)
BASIC INDUSTRIES (4.7%)
CHEMICALS (2.7%)
Air Products and Chemicals, Inc..................         178,000   $  5,762,750
Rohm & Haas Co...................................         375,400     13,749,025
                                                                    ------------
                                                                      19,511,775
                                                                    ------------
FOREST PRODUCTS & PAPER (1.0%)
Smurfit-Stone Container Corp.+...................         363,000      6,965,062
                                                                    ------------

METALS & MINING (1.0%)
Allegheny Technologies, Inc......................         164,686      4,126,282
USX-U.S. Steel Group.............................         127,100      3,217,219
                                                                    ------------
                                                                       7,343,501
                                                                    ------------
  TOTAL BASIC INDUSTRIES.........................                     33,820,338
                                                                    ------------
CONSUMER GOODS & SERVICES (17.6%)
AUTOMOTIVE (1.5%)
Ford Motor Co....................................          64,600      3,262,300
Lear Corp.+......................................         222,100      7,343,181
                                                                    ------------
                                                                      10,605,481
                                                                    ------------

BROADCASTING & PUBLISHING (1.0%)
AT&T Corp. - Liberty Media Group, Class A+.......         178,900      7,480,256
                                                                    ------------

ENTERTAINMENT, LEISURE & MEDIA (3.9%)
America Online, Inc.+............................         140,300     10,198,056
International Game Technology....................         197,800      3,560,400
News Corp. Ltd. (Spons. ADR) (i).................         198,300      6,791,775
Seagram Company Ltd. (i).........................         159,400      6,943,862
                                                                    ------------
                                                                      27,494,093
                                                                    ------------
FOOD, BEVERAGES & TOBACCO (3.0%)
Bestfoods........................................          67,400      3,694,362
Pepsi Bottling Group, Inc........................         113,100      1,979,250
PepsiCo, Inc.....................................         165,900      5,733,919
Philip Morris Companies, Inc.....................         393,200     10,346,075
                                                                    ------------
                                                                      21,753,606
                                                                    ------------
              SECURITY DESCRIPTION                     SHARES           VALUE
-------------------------------------------------  ---------------  -------------

HOUSEHOLD PRODUCTS (2.4%)
Kimberly-Clark Corp..............................          79,700   $  5,090,837
Procter & Gamble Co..............................         108,260     11,692,080
Water Pik Technologies, Inc.+....................           8,268         63,406
                                                                    ------------
                                                                      16,846,323
                                                                    ------------

PERSONAL CARE (0.9%)
Gillette Co......................................         155,700      6,257,194
                                                                    ------------

RETAIL (4.9%)
Abercrombie & Fitch Co., Class A+................         143,900      4,658,763
Circuit City Stores-Circuit City Group...........          47,100      2,284,350
Dayton Hudson Corp...............................          97,900      6,908,069
Federated Department Stores, Inc.+...............         136,700      6,433,444
TJX Companies, Inc...............................         229,100      5,999,556
Wal-Mart Stores, Inc.............................         146,800      8,459,350
                                                                    ------------
                                                                      34,743,532
                                                                    ------------
  TOTAL CONSUMER GOODS & SERVICES................                    125,180,485
                                                                    ------------

ENERGY (6.3%)
GAS EXPLORATION (0.3%)
Union Pacific Resources Group, Inc...............         150,900      1,971,131
                                                                    ------------

OIL-PRODUCTION (5.5%)
Chevron Corp.....................................          36,700      3,250,244
Conoco, Inc., Class B............................         243,900      6,387,131
Exxon Corp.......................................          85,700      6,797,081
Mobil Corp.......................................         191,000     19,923,687
Tosco Corp.......................................         117,800      3,187,962
                                                                    ------------
                                                                      39,546,105
                                                                    ------------

OIL-SERVICES (0.5%)
Cooper Cameron Corp.+............................          80,500      3,451,437
                                                                    ------------
  TOTAL ENERGY...................................                     44,968,673
                                                                    ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
NOVEMBER 30, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                     SHARES           VALUE
-------------------------------------------------  ---------------  -------------
FINANCE (14.1%)
BANKING (8.0%)
Astoria Financial Corp...........................         147,130   $  4,639,193
Bank of America Corp.............................          80,001      4,680,058
Citigroup, Inc...................................         123,900      6,675,112
First Union Corp.................................         434,900     16,825,194
KeyCorp..........................................         174,100      4,700,700
U.S. Bancorp.....................................         409,400     13,996,362
Washington Mutual, Inc...........................         202,450      5,871,050
                                                                    ------------
                                                                      57,387,669
                                                                    ------------
FINANCIAL SERVICES (2.2%)
CIT Group, Inc., Class A.........................         163,700      3,396,775
Federal Home Loan Mortgage Corp..................         107,300      5,297,937
Goldman Sachs Group, Inc.........................          92,100      6,919,012
                                                                    ------------
                                                                      15,613,724
                                                                    ------------

INSURANCE (3.9%)
Ambac Financial Group, Inc.......................         168,000      9,156,000
Aon Corp.........................................         177,300      6,327,394
UnumProvident Corp...............................         257,000      8,368,562
XL Capital Ltd., Class A.........................          74,400      3,794,400
                                                                    ------------
                                                                      27,646,356
                                                                    ------------
  TOTAL FINANCE..................................                    100,647,749
                                                                    ------------
HEALTH CARE (10.1%)
HEALTH SERVICES (0.8%)
Humana, Inc.+....................................          20,400        142,800
Tenet Healthcare Corp.+..........................         244,200      5,448,712
                                                                    ------------
                                                                       5,591,512
                                                                    ------------

MEDICAL SUPPLIES (0.6%)
PE Corp.- PE Biosystems Group....................          51,400      4,195,525
                                                                    ------------

PHARMACEUTICALS (8.7%)
ALZA Corp.+......................................         252,600     10,909,162
American Home Products Corp......................         166,700      8,668,400
Bristol-Myers Squibb Co..........................         100,500      7,342,781
Eli Lilly & Co...................................          86,600      6,213,550
              SECURITY DESCRIPTION                     SHARES           VALUE
-------------------------------------------------  ---------------  -------------
PHARMACEUTICALS (CONTINUED)
Forest Laboratories, Inc.+.......................         185,900   $  9,515,756
Monsanto Co......................................         351,400     14,824,688
Warner-Lambert Co................................          50,400      4,520,250
                                                                    ------------
                                                                      61,994,587
                                                                    ------------
  TOTAL HEALTH CARE..............................                     71,781,624
                                                                    ------------

INDUSTRIAL PRODUCTS & SERVICES (8.0%)
AEROSPACE (0.5%)
Boeing Co........................................          84,100      3,432,331
                                                                    ------------

COMMERCIAL SERVICES (0.5%)
Cendant Corp.+...................................         220,900      3,658,656
                                                                    ------------

DIVERSIFIED MANUFACTURING (6.6%)
Cooper Industries, Inc...........................          92,100      3,954,544
Deere & Co.......................................         118,400      5,083,800
General Electric Co..............................         127,100     16,523,000
Teledyne Technologies, Inc.+.....................           1,200         13,417
Tyco International Ltd.(i).......................         532,092     21,316,936
                                                                    ------------
                                                                      46,891,697
                                                                    ------------

POLLUTION CONTROL (0.4%)
Waste Management, Inc............................         179,957      2,924,301
                                                                    ------------
  TOTAL INDUSTRIAL PRODUCTS & SERVICES...........                     56,906,985
                                                                    ------------

TECHNOLOGY (21.1%)
COMPUTER PERIPHERALS (2.0%)
EMC Corp.+.......................................          87,000      7,269,938
Quantum Corp.- DLT & Storage Systems+............         229,300      3,611,475
Seagate Technology, Inc.+........................          88,300      3,267,100
                                                                    ------------
                                                                      14,148,513
                                                                    ------------

COMPUTER SOFTWARE (5.7%)
BMC Software, Inc.+..............................          67,600      4,922,125
Citrix Systems, Inc.+............................           8,900        844,388
Microsoft Corp.+.................................         327,500     29,817,852
Oracle Corp.+....................................          66,950      4,540,047
                                                                    ------------
                                                                      40,124,412
                                                                    ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
NOVEMBER 30, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                     SHARES           VALUE
-------------------------------------------------  ---------------  -------------
COMPUTER SYSTEMS (5.0%)
Apple Computer, Inc.+............................          52,700   $  5,158,013
Compaq Computer Corp.............................         176,800      4,320,550
Dell Computer Corp.+.............................         104,500      4,493,500
Hewlett-Packard Co...............................          59,300      5,626,088
International Business Machines Corp.............          52,900      5,452,006
Sun Microsystems, Inc.+..........................          81,800     10,818,050
                                                                    ------------
                                                                      35,868,207
                                                                    ------------
ELECTRONICS (2.2%)
Cisco Systems, Inc.+.............................         178,300     15,902,131
                                                                    ------------

INFORMATION PROCESSING (0.7%)
Automatic Data Processing, Inc...................         103,700      5,120,188
                                                                    ------------

SEMICONDUCTORS (2.9%)
Intel Corp.......................................         189,700     14,547,619
Texas Instruments, Inc...........................          62,900      6,042,331
                                                                    ------------
                                                                      20,589,950
                                                                    ------------
TELECOMMUNICATIONS-EQUIPMENT (2.6%)
Lucent Technologies, Inc.........................         136,400      9,965,725
Motorola, Inc....................................          73,700      8,420,225
                                                                    ------------
                                                                      18,385,950
                                                                    ------------
  TOTAL TECHNOLOGY...............................                    150,139,351
                                                                    ------------

TRANSPORTATION (2.2%)
RAILROADS (2.0%)
CSX Corp.........................................         109,400      3,890,538
Union Pacific Corp...............................         218,600     10,287,863
                                                                    ------------
                                                                      14,178,401
                                                                    ------------

TRUCK & FREIGHT CARRIERS (0.2%)
United Parcel Service, Inc., Class B.............          23,800      1,572,288
                                                                    ------------
  TOTAL TRANSPORTATION...........................                     15,750,689
                                                                    ------------
              SECURITY DESCRIPTION                     SHARES           VALUE
-------------------------------------------------  ---------------  -------------

UTILITIES (11.9%)
ELECTRIC (1.2%)
Allegheny Energy, Inc............................          83,300   $  2,415,700
Northern States Power Co.........................         173,200      3,539,775
PG&E Corp........................................         116,100      2,597,738
                                                                    ------------
                                                                       8,553,213
                                                                    ------------

NATURAL GAS (2.2%)
Columbia Energy Group............................         244,450     15,339,238
                                                                    ------------

TELEPHONE (8.5%)
AT&T Corp........................................         276,500     15,449,438
Bell Atlantic Corp...............................          87,800      5,558,838
Global Crossing Ltd.+(i).........................         119,800      5,226,275
GTE Corp.........................................          85,500      6,241,500
Level 3 Communications, Inc.+....................          66,700      4,523,094
MCI WorldCom, Inc.+..............................         154,200     12,750,413
SBC Communications, Inc..........................         202,300     10,506,956
                                                                    ------------
                                                                      60,256,514
                                                                    ------------
  TOTAL UTILITIES................................                     84,148,965
                                                                    ------------
  TOTAL COMMON STOCKS (COST $557,173,714)........                    683,344,859
                                                                    ------------

                                                      PRINCIPAL
                                                       AMOUNT
                                                   ---------------
SHORT-TERM INVESTMENTS (4.1%)
OTHER INVESTMENT COMPANIES (3.8%)
J.P. Morgan Institutional Prime Money Market Fund
  5.580% due 12/01/99............................  $   27,522,344     27,522,344
                                                                    ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
NOVEMBER 30, 1999
--------------------------------------------------------------------------------

                                                      PRINCIPAL
              SECURITY DESCRIPTION                     AMOUNT           VALUE
-------------------------------------------------  ---------------  -------------
U.S. TREASURY OBLIGATIONS (0.3%)
Notes, 5.875% due 02/15/00 (s)...................  $    2,050,000   $  2,051,599
                                                                    ------------
  TOTAL SHORT-TERM INVESTMENTS (COST
   $29,575,707)..................................                     29,573,943
                                                                    ------------
TOTAL INVESTMENTS (COST
  $586,749,421) (100.1%)..........................................   712,918,802
LIABILITIES IN EXCESS OF OTHER
  ASSETS (-0.1%)..................................................      (906,043)
                                                                    ------------
NET ASSETS (100.0%)...............................................  $712,012,759
                                                                    ============

------------------------------
Note: Based on the cost of investments of $590,926,056 for federal income tax purposes at November 30, 1999 the aggregate gross unrealized appreciation and depreciation was $149,718,902 and $27,726,156, respectively, resulting in net unrealized apppreciation of $121,992,746.

+ Non-income producing security.

(i) Foreign security.

(s)Security is partially segregated with custodian as collateral for futures contracts or with broker as initial margin for futures contracts.

Spon. ADR - Sponsored American Depositary Receipt.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. EQUITY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
NOVEMBER 30, 1999
--------------------------------------------------------------------------------

ASSETS
Investments at Value (Cost $586,749,421 )          $712,918,802
Cash                                                    382,431
Receivable for Investments Sold                      14,013,439
Dividends Receivable                                  1,067,222
Interest Receivable                                     112,352
Prepaid Expenses and Other Assets                        10,430
                                                   ------------
    Total Assets                                    728,504,676
                                                   ------------
LIABILITIES
Payable for Investments Purchased                    15,916,533
Variation Margin Payable                                259,492
Advisory Fee Payable                                    232,121
Custody Fee Payable                                      28,867
Administrative Services Fee Payable                      14,661
Administration Fee Payable                                  620
Fund Services Fee Payable                                   398
Accrued Expenses                                         39,225
                                                   ------------
    Total Liabilities                                16,491,917
                                                   ------------
NET ASSETS
Applicable to Investors' Beneficial Interests      $712,012,759
                                                   ============

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. EQUITY PORTFOLIO
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED NOVEMBER 30, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividend Income (Net of Foreign Withholding Tax
  of $16,505)                                                   $ 4,789,250
Interest Income                                                     424,432
                                                                -----------
    Investment Income                                             5,213,682
EXPENSES
Advisory Fee                                       $ 1,429,773
Administrative Services Fee                             90,872
Custodian Fees and Expenses                             87,811
Professional Fees and Expenses                          22,068
Fund Services Fee                                        6,383
Printing Expenses                                        4,333
Administration Fee                                       4,172
Trustees' Fees and Expenses                              2,006
Insurance Expense                                        1,285
Miscellaneous                                              100
                                                   -----------
    Total Expenses                                                1,648,803
                                                                -----------
NET INVESTMENT INCOME                                             3,564,879
NET REALIZED GAIN ON
  Investment Transactions                           16,033,578
  Futures Contracts                                    269,404
                                                   -----------
    Net Realized Gain                                            16,302,982
NET CHANGE IN UNREALIZED DEPRECIATION OF
  Investments                                       (6,906,762)
  Futures Contracts                                   (117,368)
                                                   -----------
    Net Change in Unrealized Depreciation                        (7,024,130)
                                                                -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                    $12,843,731
                                                                ===========

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                      FOR THE SIX
                                                     MONTHS ENDED     FOR THE FISCAL
                                                   NOVEMBER 30, 1999    YEAR ENDED
                                                      (UNAUDITED)      MAY 31, 1999
                                                   -----------------  --------------
DECREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $      3,564,879   $   7,489,950
Net Realized Gain on Investments and Futures
  Contracts                                              16,302,982     124,444,147
Net Change in Unrealized Depreciation of
  Investments and Futures Contracts                      (7,024,130)    (20,064,046)
                                                   ----------------   -------------
    Net Increase in Net Assets Resulting from
      Operations                                         12,843,731     111,870,051
                                                   ----------------   -------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
Contributions                                            54,236,277     137,233,705
Withdrawals                                             (74,497,694)   (356,977,035)
                                                   ----------------   -------------
    Net Decrease from Investors' Transactions           (20,261,417)   (219,743,330)
                                                   ----------------   -------------
    Total Decrease in Net Assets                         (7,417,686)   (107,873,279)
NET ASSETS
Beginning of Period                                     719,430,445     827,303,724
                                                   ----------------   -------------
End of Period                                      $    712,012,759   $ 719,430,445
                                                   ================   =============

--------------------------------------------------------------------------------
SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                                      FOR THE SIX
                                                     MONTHS ENDED     FOR THE FISCAL YEAR ENDED MAY 31,
                                                   NOVEMBER 30, 1999  ---------------------------------
                                                      (UNAUDITED)     1999   1998   1997   1996   1995
                                                   -----------------  -----  -----  -----  -----  -----
RATIOS TO AVERAGE NET ASSETS
  Net Expenses                                           0.46%(a)     0.47%  0.47%  0.47%  0.46%  0.51%
  Net Investment Income                                  0.99%(a)     1.03%  1.01%  1.41%  2.20%  2.12%
Portfolio Turnover                                         46%          84%   106%    99%    85%    71%

------------------------
(a) Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOVEMBER 30, 1999
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The U.S. Equity Portfolio (the "portfolio") is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The portfolio commenced operations on July 19, 1993. The portfolio's investment objective is to provide a high total return from a portfolio of selected equity securities. The Declaration of Trust permits the trustees to issue an unlimited number of beneficial interests in the portfolio.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the portfolio:

   a) The portfolio values securities that are listed on an exchange using prices supplied daily by an independent pricing service that are based on the last traded price on a national exchange or in the absence of recorded trades, at the readily available mean of the bid and asked prices on such exchange, if such exchange or market constitutes the broadest and most representative market for the security. Securities listed on a foreign exchange are valued at the last traded price or in the absence of recorded trades, at the readily available mean of the bid and asked prices on such exchange available before the time when net assets are valued. Independent pricing service procedures may also include the use of prices based upon yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, operating data, and general market conditions. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market provided by a principal market maker or dealer. If prices are not supplied by the portfolio's independent pricing service or principal market maker or dealer, such securities are priced using fair values in accordance with procedures adopted by the portfolio's trustees. All short-term securities with a remaining maturity of sixty days or less are valued using the amortized cost method.

   b) Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or as of the time that the relevant ex-dividend date and amount becomes known. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

   c) A futures contract is an agreement to purchase/sell a specified quantity of an underlying instrument at a specified future date or to make/receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the portfolio enters into the contract. Upon entering into such a contract, the portfolio is required to pledge to the broker an amount of cash and/or liquid securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the portfolio agrees to receive from, or pay to, the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the portfolio as unrealized gains or losses. When the contract is closed, the portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time when it was closed. The portfolio invests in futures contracts for the purpose of hedging its existing portfolio securities, or securities the portfolio intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or securities

THE U.S. EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
NOVEMBER 30, 1999
--------------------------------------------------------------------------------
      movement. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts.

   d) The portfolio intends to be treated as a partnership for federal income tax purposes. As such, each investor in the portfolio will be taxed on its share of the portfolio's ordinary income and capital gains. It is intended that the portfolio's assets will be managed in such a way that an investor in the portfolio will be able to satisfy the requirements of Subchapter M of the Internal Revenue Code.

2. TRANSACTIONS WITH AFFILIATES

   a) The portfolio has an Investment Advisory Agreement with J.P. Morgan Investment Management, Inc. ("JPMIM"), an affiliate of Morgan Guaranty Trust Company of New York, ("Morgan") and a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"). Under the terms of the agreement, the portfolio pays JPMIM at an annual rate of 0.40 % of the portfolio's average daily net assets. For the six months ended November 30, 1999, such fees amounted to $1,429,773.

      The portfolio may invest in one or more affiliated money market funds:
      J.P. Morgan Institutional Prime Money Market Fund, J.P. Morgan Institutional Tax Exempt Money Market Fund, J.P. Morgan Institutional Federal Money Market Fund and J.P. Morgan Institutional Treasury Money Market Fund. The Advisor has agreed to reimburse its advisory fee from the portfolio in an amount to offset any doubling of investment advisory and shareholder servicing fees. For the six months ended November 30, 1999, J.P. Morgan has agreed to reimburse the portfolio $4,515 under this agreement.

   b) The portfolio has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and exclusive placement agent. Under a Co-Administration Agreement between FDI and the portfolio, FDI provides administrative services necessary for the operations of the portfolio, furnishes office space and facilities required for conducting the business of the portfolio and pays the compensation of the portfolio's officers affiliated with FDI. The portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the portfolio is based on the ratio of the portfolio's net assets to the aggregate net assets of the portfolio and certain other investment companies subject to similar agreements with FDI. For the six months ended November 30, 1999, the fee for these services amounted to $4,172.

   c) The portfolio has an Administrative Services Agreement (the "Services Agreement") with Morgan, under which Morgan is responsible for certain aspects of the administration and operation of the portfolio. Under the Services Agreement, the portfolio has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the portfolio and certain other portfolios for which the Morgan acts as advisor (the "master portfolios") and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion, less the complex-wide fees payable to FDI. The portion of this charge payable by the portfolio is determined by the proportionate share that its net

THE U.S. EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
NOVEMBER 30, 1999
--------------------------------------------------------------------------------
      assets bear to the net assets of the portfolio, other investors in the master portfolios for which Morgan provides similar services, and J.P. Morgan Series Trust. For the six months ended November 30, 1999, the fee for these services amounted to $90,872.

   d) The portfolio has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the portfolio's affairs. The trustees of the portfolio represent all the existing shareholders of Group. The portfolio's allocated portion of Group's costs in performing its services amounted to $6,383 for the six months ended November 30, 1999.

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the J.P. Morgan Funds, the J.P. Morgan Institutional Funds, the master portfolios and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the portfolio's allocated portion of the total fees and expenses. The portfolio's Chairman and Chief Executive Officer also serves as Chairman of Group and received compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $1,300.

3. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) for the six months ended November 30, 1999 were as follows:

COST OF         PROCEEDS
PURCHASES      FROM SALES
---------     ------------
$319,854,645  $342,817,471

Futures transactions as of November 30, 1999 are summarized as follows:

                                                   NET UNREALIZED   CURRENT MARKET VALUE
                                  CONTRACTS LONG    DEPRECIATION        OF CONTRACTS
                                  --------------   --------------   --------------------
S&P 500, expiring
 December 1999..................        76            $(43,006)         $26,438,500
                                        ==            ========          ===========

4. CREDIT AGREEMENT

The portfolio is party to a revolving line of credit agreement (the "Agreement") as discussed more fully in Note 4 of the fund's Notes to the Financial Statements which are included elsewhere in this report.

J.P. MORGAN FUNDS

   PRIME MONEY MARKET FUND

   FEDERAL MONEY MARKET FUND

   TAX EXEMPT MONEY MARKET FUND

   TAX AWARE ENHANCED INCOME: SELECT SHARES

   SHORT TERM BOND FUND

   BOND FUND

   GLOBAL STRATEGIC INCOME FUND

   EMERGING MARKETS DEBT FUND

   TAX EXEMPT BOND FUND

   NEW YORK TAX EXEMPT BOND FUND

   CALIFORNIA BOND FUND: SELECT SHARES

   DIVERSIFIED FUND

   DISCIPLINED EQUITY FUND

   U.S. EQUITY FUND

   U.S. SMALL COMPANY FUND

   U.S. SMALL COMPANY OPPORTUNITIES FUND

   TAX AWARE U.S. EQUITY FUND: SELECT SHARES

   INTERNATIONAL EQUITY FUND

   EUROPEAN EQUITY FUND

   INTERNATIONAL OPPORTUNITIES FUND

   EMERGING MARKETS EQUITY FUND

   GLOBAL 50 FUND: SELECT SHARES



FOR MORE INFORMATION ON THE J.P. MORGAN FUNDS, CALL J.P. MORGAN FUNDS SERVICES AT (800) 521-5411.

IM0867-M


J.P. MORGAN U.S. EQUITY FUND

SEMIANNUAL REPORT
NOVEMBER 30, 1999